UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 28, 2003

                           Sound Federal Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                         000-24811             22-3887679
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(State or other jurisdiction          (SEC File Number)       (I.R.S. Employer
        of incorporation)                                    Identification No.)

        1311 Mamaroneck Avenue, Suite 190, White Plains, New York, 10605
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 914-761-3636

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                           CURRENT REPORT ON FORM 8-K

Item 12. Regulation FD Disclosure

      Sound Federal Bancorp, Inc. (Nasdaq: "SFFS") today announced that it will be making a presentation to investors on December 1, 2003. The presentation will focus on Sound Federal Bancorp, Inc.'s financial performance and its strategic operating objectives. The presentation will be made available simultaneously on Sound Federal Bancorp, Inc.'s website at www.soundfed.com.

Item 7(c).     Exhibits

99.1  Press release of Sound Federal Bancorp, Inc., dated November 28, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  Sound Federal Bancorp, Inc.

DATE: November 28, 2003                           By: /s/ Anthony J. Fabiano
                                                      -----------------------
                                                      Anthony J. Fabiano
                                                      Chief Financial Officer

EXHIBIT INDEX

99.1  Press release of Sound Federal Bancorp, Inc., dated November 28, 2003.